UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dow Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Let’s vote Your vote matters. Please vote today. We’ve made it easy, so take on it. two minutes right now on any device you prefer. Let your proxy vote be heard. PHONE TABLET PC Go to: http://www.proxyvote.com    P49265-EPB

PLEASE VOTE YOUR PROXY TODAY Enclosed are the proxy materials of Dow Inc. in connection with the 2021 Annual Meeting of Stockholders to be held on April 15, 2021. We encourage you to review all of the information contained in the proxy materials before voting. Your vote is important. We encourage you to vote in advance, even if you plan to attend the 2021 Annual Meeting online. Three easy ways to vote are listed below. For efficiency and to save costs, Internet or telephone voting is recommended, using the 16-digit control number found on the proxy card or the voting instructions. www.proxyvote.com 1-800-690-6903 or the number provided on your voting instructions Use the postage-paid envelope provided if you received printed proxy materials The following lists the proposals for which Dow’s Board of Directors is soliciting proxies at the 2021 Annual Meeting, together with the Board’s recommendation on each proposal: Board Vote Agenda Item Recommendation 1: Election of Directors FOR 2: Advisory Resolution to Approve Executive Compensation FOR 3: Approval of the Amendment to the 2019 Stock Incentive Plan FOR 4: Approval of the 2021 Employee Stock Purchase Plan FOR 5: Ratification of the Appointment of Deloitte & Touche LLP as the FOR Company’s Independent Registered Public Accounting Firm for 2021 6: Stockholder Proposal—Shareholder Right to Act by Written Consent AGAINST Your vote is important no matter how many shares you hold. Please vote promptly. If you hold shares in multiple accounts, please vote each proxy card you receive to ensure that all of your shares are represented at the 2021 Annual Meeting. If you have questions or need assistance voting your shares, please contact Dow’s proxy solicitor, D.F. King & Co., Inc. toll free at 1-800-399-1581. P49265-LTR

Let’s on it. vote Let your proxy vote be heard. Your vote matters. Please vote today. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: http://www.proxyvote.com

Frequently Asked Questions How do I vote my shares? Your vote is important no matter how many shares you hold. Please vote promptly. You can vote your shares online, by phone or by mail. The “How to Vote” section of the enclosed Notice provides detailed information on how to vote online or by mail. To vote by phone, go to www.proxyvote.com and follow the “Vote by Telephone” instructions on the website. You will need to enter the 16-digit control number printed on the enclosed Notice in the box marked by the arrow XXXX XXXX XXXX XXXX . We encourage you to review all of the information contained in the proxy materials before voting. How do I view the proxy materials online? Go to www.proxyvote.com and follow the instructions. You will need to enter the 16-digit control number printed on the enclosed Notice in the box marked by the arrow XXXX XXXX XXXX XXXX . What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to order a paper copy can be found in the “Before You Vote” section of the enclosed Notice. Can I request to receive my proxy materials electronically for future meetings? Yes. The instructions on how to change your preferences so you receive proxy materials for future meetings by e-mail are online at www.proxyvote.com. What if I have questions or need assistance voting my shares? Please contact Dow’s proxy solicitor, D.F. King & Co., Inc. toll free at 1-800-399-1581.